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NUMBER                                                                    SHARES

BR
                                     Blue
                                   Rhino(TM)


INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                               CUSIP 095811 10 5


THIS CERTIFIES that


is the owner of


  FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE OF

     ----------------------                        ----------------------
--------------------------- BLUE RHINO CORPORATION -----------------------------
     ----------------------                        ----------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


             BLUE RHINO CORPORATION CORPORATE SEAL 1994 DELAWARE *


/s/ Mark Castaneda       [Blue Rhino Seal]  /s/ Billy Prim

VICE PRESIDENT AND SECRETARY                CHAIRMAN AND CHIEF EXECUTIVE OFFICER



                         COUNTERSIGNED AND REGISTERED:
                                      LA SALLE NATIONAL BANK
                                        (CHICAGO, ILLINOIS)       TRANSFER AGENT
                                                                   AND REGISTRAR

                         BY

                                                            AUTHORIZED SIGNATURE
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                        NOTE: LOGO IS FOR POSITION ONLY
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

                            BLUE RHINO CORPORATION

     The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued and, with respect to the classes of stock which may be issued in series, the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- _________________________  Custodian ______________________
     TEN ENT -- as tenants by the entireties                                (Cust)                              (Minor)
     JT TEN  -- as joint tenants with the
                right of survivorship and not                         under Uniform Gifts to Minors Act
                as tenants in common
                                                                      ----------------------------------------------------------
                                                                                              (State)

      Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------


---------------------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------
                                       -----------------------------------------
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature Guaranteed:


-----------------------------------------------------------
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


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